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                                 EXHIBIT 10.21


                         AMENDMENT TO GENERAL CONTRACTS

      THIS AMENDMENT TO GENERAL CONTRACTS ("Amendment") is entered into January 22, 2000, by and among PEOPLE TO PEOPLE INTERNATIONAL ("PTPI"), a Missouri not for profit corporation qualified as a 501(c)(3) organization, AMBASSADORS INTERNATIONAL, INC. ("Ambassadors"), a Delaware corporation, and AMBASSADORS PROGRAMS, INC. ("AP"), a Delaware corporation and a wholly-owned subsidiary of Ambassadors.

      WHEREAS, PTPI and AP (by assignment) are parties to a certain General Contract dated April 1, 1995 which, among other things, governs the conduct by AP of high school, junior high (middle) school student travel and college/university exchange programs sanctioned by PTPI ("Student Travel Contract");

      WHEREAS, PTPI and AP (by assignment) are parties to a certain General Contract dated April 1, 1995 and a General Contract dated July 1, 1995 which, among other things, govern the conduct by AP of adult travel and exchange programs sanctioned by PTPI ("Adult Travel Contracts");

      WHEREAS, PTPI, Ambassadors and AP are parties to a certain General Contract dated February 12, 1999 which, among other things, governs the conduct by AP of student and youth sports related travel and exchange programs sanctioned by PTPI ("Student Sports Contract");

      WHEREAS, PTPI, Ambassadors and AP are parties to a certain General Contract dated February 12, 1999 which, among other things, governs the conduct by AP of adult sports related travel and exchange programs sanctioned by PTPI ("Adult Sports Contract"); and

      WHEREAS, the parties hereto wish to extend the terms of the Student Travel Contract, the Adult Travel Contracts, the Student Sports Contract and the Adult Sports Contract (hereinafter referred to collectively as "Contracts" and individually as "Contract").

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Notwithstanding anything to the contrary contained therein, the terms of each of the Contracts shall be extended so that their termination dates shall be June 30, 2010.

      2. AP shall have the option to extend the term of any or all of the Contracts through June 30, 2020. In order to exercise the option, it must be done on or before December 31, 2009.

      3.    Except as specifically set forth in this Amendment, all of the terms and conditions of the Contracts shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                                   AMBASSADORS INTERNATIONAL, INC.



                                   By:  /s/  JOHN UEBERROTH
                                      ---------------------------------------
                                   Its: CEO


                                   AMBASSADORS PROGRAMS, INC.

                                   By:  /s/  JEFFREY D. THOMAS
                                      ---------------------------------------
                                   Its: President



                                   PEOPLE TO PEOPLE INTERNATIONAL


                                   By:  /s/  WILLIAM D. JARVIS
                                      ---------------------------------------
                                   Its: President



     Both parties agree that they will establish new classes of membership for the various Ambassador Programs and provide a homestay gift package. These items will be offered as a negative option on Ambassador Program invoices.



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